                                                                                                                EXHIBIT 99.69


                                                 North Valley Bancorp & Subsidiaries
                                  Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet
                                                            June 30, 2004
                                                           (in thousands)


                                                                      NOVB            YCB          Adjustments      Pro Forma
                                                                    ---------      ---------      -------------     ---------

ASSETS:
Cash and cash equivalents:
  Cash and due from banks                                           $  35,718      $   6,149      $ (10,812)(a)     $  31,055
  Federal funds sold                                                   18,665             --             --            18,665
                                                                    ---------      ---------      ---------         ---------
    Total cash and cash equivalents                                    54,383          6,149        (10,812)           49,720

Interest-bearing cash in other financial institutions                     500             --             --               500
Investment securities:
  Available for sale, at fair value                                   212,241         23,546             --           235,787
  Held to maturity, at amortized cost                                   1,455            184             --             1,639
Loans and leases, net of allowance for loan and lease losses          409,988         78,118             --           488,106
Premises and equipment, net                                            12,636            462             --            13,098
FHLB & FRB Stock                                                        3,496             --             --             3,496
Goodwill                                                                  465             --             -- (b)           465
Core deposit intangibles, net                                           2,019             --          2,460 (c)         4,479
Other assets                                                           37,200          2,895             -- (d)        40,095
                                                                    ---------      ---------      ---------         ---------
TOTAL ASSETS                                                        $ 734,383      $ 111,354      $  (8,352)        $ 837,385
                                                                    =========      =========      =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Deposits:
  Noninterest-bearing                                               $ 135,954      $  18,357             --         $ 154,311
  Interest-bearing                                                    480,710         72,095             --           552,805
                                                                    ---------      ---------      ---------         ---------
      Total deposits                                                  616,664         90,452             --           707,116

Other borrowed funds                                                   42,263         12,228             --            54,491
Accrued interest payable and other liabilities                          7,199            183             --             7,382
Subordinated debentures                                                21,651             --             --            21,651
                                                                    ---------      ---------      ---------         ---------
      Total liabilities                                               687,777        102,863             --           790,640
                                                                    ---------      ---------      ---------         ---------

STOCKHOLDERS' EQUITY:
Preferred stock, no par value:
  authorized 5,000,000 shares: none outstanding
Common stock, no par value: authorized 20,000,000                      23,969          8,083          5,793 (e)        37,845
Retained Earnings                                                      25,545            921           (921)(f)        25,545
Accumulated other comprehensive loss, net of tax                       (2,908)          (513)           513 (f)        (2,908)
                                                                    ---------      ---------      ---------         ---------
Total stockholders' equity                                             46,606          8,491          5,385            60,482

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 734,383      $ 111,354      $   5,385         $ 851,122
                                                                    =========      =========      =========         =========

                    See notes to unaudited pro forma combined
                   condensed consolidated financial statements

                                   North Valley Bancorp & Subsidiaries
                   Unaudited Pro Forma Combined Condensed Consolidated Income Statement
                                      Six months ended June 30, 2004
                                              (in thousands)


                                                      NOVB         YCB        Adjustments     Consolidated
                                                   ----------   ----------   --------------   ------------

Interest Income
  Loans and leases including fees                  $   13,238   $    2,435   $       --        $   15,673
  Investment Securities
    Taxable                                             3,637          358           --             3,995
    Non-taxable                                           968           --           --               968
  Federal funds sold                                       78            9           --                87
                                                   ----------   ----------   ----------        ----------
    Total interest income                              17,921        2,802           --            20,723

Interest Expense
  Deposits                                              2,228          449           --             2,677
  Subordinated debentures                                 740           --           99 (a)           839
  Other borrowings                                        655           18           --               673
                                                   ----------   ----------   ----------        ----------
    Total Interest Expense                              3,623          467           99             4,189

NET INTEREST INCOME                                    14,298        2,335          (99)           16,534

PROVISION FOR LOAN AND LEASE LOSSES                        --           20           --                20
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN AND LEASE LOSSES                            14,298        2,315          (99)           16,514

NONINTEREST INCOME:
  Service charges on deposit accounts                   2,566           35           --             2,601
  Other fees and charges                                1,099           77           --             1,176
  Gain (loss) on sale of loans                              4           17           --                21
  Gains on sale of securities                              22           --           --                22
  Other                                                 1,020          133           --             1,153
                                                   ----------   ----------   ----------        ----------
    Total noninterest income                            4,711          262           --             4,973

NONINTEREST EXPENSES
  Salaries and employee benefits                        6,893        1,073           --             7,966
  Equipment expense                                       884          214           --             1,098
  Occupancy expense                                     1,084          162           --             1,246
  Merger and integration expense                           26           --           --                26
  Other                                                 4,363          571           -- (b)         4,934
                                                   ----------   ----------   ----------        ----------
    Total noninterest expenses                         13,250        2,020           --            15,270

INCOME BEFORE PROVISION FOR INCOME TAXES                5,759          557          (99)            6,217

PROVISION (BENEFIT) FOR INCOME TAXES                    1,703           15          144 (c)         1,862

NET INCOME                                         $    4,056   $      542   $     (243)       $    4,355
                                                   ==========   ==========   ==========        ==========

NET INCOME (LOSS) PER SHARE:
  Basic                                            $     0.62   $     7.56                     $     0.60
  Diluted                                          $     0.59   $     7.32                     $     0.57

Weighted Average Shares
  Basic                                             6,514,806       71,693      670,007         7,256,506
  Diluted                                           6,902,676       74,044      667,656         7,644,376

                        See notes to unaudited pro forma
                    combined condensed financial statements

                              North Valley Bancorp & Subsidiaries
              Unaudited Pro Forma Condensed Combined Consolidated Income Statement
                                  Year ended December 31, 2003
                                         (in thousands)


                                           NOVB         YCB        Adjustments     Consolidated
                                        ----------   ----------   --------------   ------------

Interest Income
  Loans and leases including fees       $   28,595   $    4,970   $       --        $   33,565
  Investment Securities
    Taxable                                  4,627          338           --             4,965
    Non-taxable                              1,282           30           --             1,312
  Federal funds sold                           596           40           --               636
                                        ----------   ----------   ----------        ----------
Total interest income                       35,100        5,378           --            40,478

Interest Expense
Deposits                                     5,553        1,081           --             6,634
Subordinated debentures                      1,306           --          199 (a)         1,505
Other borrowings                               668           11           --               679
                                        ----------   ----------   ----------        ----------
Total Interest Expense                       7,527        1,092          199             8,818

NET INTEREST INCOME                         27,573        4,286         (199)           31,660

PROVISION FOR LOAN AND LEASE LOSSES             --           90           --                90
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN AND LEASE LOSSES                 27,573        4,196         (199)           31,570

NONINTEREST INCOME:
  Service charges on deposit accounts        4,768           84           --             4,852
  Other fees and charges                     2,084          380           --             2,464
  Gain (loss) on sale of loans               1,917          159           --             2,076
  Gains on sale of securities                  213           --           --               213
  Other                                      2,283          164           --             2,447
                                        ----------   ----------   ----------        ----------
Total noninterest income                    11,265          787           --            12,052

NONINTEREST EXPENSES
  Salaries and employee benefits            13,504        2,168           --            15,672
  Equipment expense                          2,614          393           --             3,007
  Occupancy expense                          1,720          304           --             2,024
  Merger and integration expense                --           --           --                --
  Other                                      9,424          895           -- (b)        10,319
                                        ----------   ----------   ----------        ----------
Total noninterest expenses                  27,262        3,760           --            31,022

INCOME BEFORE PROVISION FOR
INCOME  TAXES                               11,576        1,223         (199)           12,600

PROVISION (BENEFIT) FOR INCOME TAXES         3,605           46          311 (c)         3,962

NET INCOME                              $    7,971   $    1,177   $     (510)       $    8,638
                                        ==========   ==========   ==========        ==========

NET INCOME (LOSS) PER SHARE:
  Basic                                 $     1.19   $    16.42                     $     1.16
  Diluted                               $     1.13   $    15.66                     $     1.10

Weighted Average Shares
Basic                                    6,715,745       71,693      670,007         7,457,445
Diluted                                  7,079,865       75,143      666,557         7,821,565

               See notes to unaudited pro forma combined condensed
                        consolidated financial statements

                        NOTES TO THE UNAUDITED PRO FORMA
              COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet ("Pro Forma Balance Sheet") combines the historical Balance Sheets of North Valley Bancorp ("North Valley") and Yolo Community Bank ("Yolo") giving effect to the consummation of the merger as of June 30, 2004. The following Unaudited Pro Forma Combined Condensed Consolidated Statements of Income ("Pro Forma Income Statements") for the years ended December 31, 2003 and the six months ended June 30, 2004 give effect to the consummation of the merger as if such transactions had become effective on January 1, 2003. The merger will be accounted for using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements ("Pro Forma Financial Statements").

         The Pro Forma Financial Statements included herein are presented for information purposes only. They include various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. These statements and accompanying notes should be read together with the historical financial statements, including the notes thereto, of North Valley that have been presented in prior filings with the SEC and of Yolo, which are included and incorporated by reference herein.

         We anticipate that the merger will provide the combined company with financial benefits including cost savings and enhanced revenue opportunities. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect benefits of expected cost savings or revenue opportunities and, accordingly, does not attempt to predict or suggest future operating results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

Note (1) - Basis of Presentation

         The merger with Yolo was completed on August 31, 2004 through the exchange of 741,700 shares of North Valley's common stock valued at approximately $11,830,000 and cash of approximately $9,512,000 for all of the outstanding common shares of Yolo.

         Management of North Valley determined the estimated fair value adjustments for assets acquired and liabilities assumed by North Valley with the assistance of certain investment banking and consulting firms. Based upon a preliminary analysis, it is anticipated that book value will be a reasonable approximation of fair value with the exception of the valuation of Yolo's investment securities portfolio. The resulting core deposit intangible is being amortized into income over seven years.

         Deferred tax assets and liabilities were recorded to reflect the tax consequences associated with differences between the tax basis and book basis of the assets acquired and liabilities assumed, using a tax rate of 40%. North Valley Bancorp's effective tax rates for the twelve months ended December 31, 2003 and for the six months ended June 30, 2004 were 31.1% and 29.6% respectively. Yolo's effective tax rates for the twelve months ended December 31, 2003 and for the six months ended June 30, 2004 were 3.8% and 2.2% respectively. Yolo has elected to be taxed as an S Corporation for Federal and state income tax purposes resulting in a significantly lower effective tax rate. North Valley calculated an expected pro forma combined effective tax rate of 31.0% and 29.6% based on the basis of federal, state and local statutory tax rates in effect at December 31, 2003 and June 30, 2004.

         Certain reclassifications have been made to Yolo's historical financial information in order to conform to North Valley's financial information.

Note (2) - Pro Forma Adjustments

         A reconciliation of the excess consideration paid by North Valley over Yolo's net assets acquired ("Goodwill") is as follows (in thousands):

              Cost to Acquire Yolo:
--------------------------------------------------
North Valley Common Stock Issued                                           $12,676
Cash paid to Yolo shareholders                                               9,512
Cash Paid for Transaction Costs, Net of Taxes                                1,300
                                                                           -------
    Consideration Paid for Yolo                                             23,488

Yolo Net Assets at Fair Value:

Yolo Stockholders' Equity at June 30, 2004           $ 8,491
Adjust Yolo deferred tax assets to North Valley
  tax rate                                               350
Less: Fair Value of Yolo Stock Options Assumed and
  Related Tax Benefit                                 (1,200)
                                                     -------
    Subtotal                                                    $ 7,641
Tax Effect of Fair Value Adjustments
                                                     -------
    Total Adjustment to Net Assets Acquired                          --
                                                                -------

Adjusted Net Assets Acquired                                                 7,641
                                                                           -------
    Subtotal                                                                15,847
Core Deposit Intangible                                           2,460
Tax Effect of Core Deposit Intangible                              (984)
                                                                -------
Net Core Deposit Intangible                                                  1,476
                                                                           -------
  Estimated Goodwill Recognized                                            $14,371
                                                                           =======

---------------

         Purchase accounting adjustments were estimated as follows:

         Fair value of shares issued - Issuance of 741,700 shares of North Valley's common stock at $17.09 (North Valley's average closing price before and after announcement of the plan of merger on April 26, 2004).

         Core deposit intangible - estimated value at 3 percent of core deposits acquired (exclusive of time deposits greater than $100,000). Tax effect estimated at 40 percent.

         Outstanding Yolo options assumed by North Valley - The estimated fair value of outstanding options assumed by North Valley was determined by utilizing an options pricing model, including estimated tax benefits to be derived.

         Other adjustments - These adjustments include amounts for adjusting Yolo's deferred tax asset to the effective rate of North Valley's deferred tax assets and other immaterial amounts.

Note (3) - Pro Forma Income Statement

         For the twelve months ended December 31, 2003 and the six months ended June 30, 2004, adjustments have been made to reflect the amortization of the core deposit intangible on a straight line basis over seven years and the interest cost associated with using $5,000,000 of the proceeds from the issuance of trust preferred securities to finance a portion of the cash consideration received by Yolo shareholders. The interest rate on such securities was estimated to be 3.97%.

Note (4) - Pro Forma Earnings per Share

         For the twelve months ended December 31, 2003 and the six months ended June 30, 2004, pro forma basic and fully diluted weighted average common stock and common stock equivalents outstanding were determined by adding North Valley's historical weighted average number of shares of common stock and common stock equivalents and the 741,700 shares assumed to be issued to Yolo's stockholders under the terms of the merger agreement.